Exhibit 99.1

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: January 25, 2005
For Collection Period: December 31 2004
For Determination Date: January 18, 2005

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE

(A) Original Principal Balance	24,300,000.00	62,525,000.00	40,650,000.00	65,812,508.00	7,315	193,287,508.00	193,287,508.00
(B) Beginning Balance	0.00	654,599.43	40,650,000.00	65,812,508.00	4,922	107,117,107.43	107,117,107.43
(C) Collections (Regular Payments)	0.00	654,599.43	1,208,975.25	0.00	N/A	1,863,574.68	1,863,574.68
(D) Withdrawal from Payahead (Principal)	0.00	0.00	209.72	0.00	N/A	209.72	209.72
(E) Collections (Principal Payoffs)	0.00	0.00	1,803,003.40	0.00	87	1,803,003.40	1,803,003.40
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	298,081.07	0.00	14	298,081.07	298,081.07
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	6,210.63	0.00	N/A	6,210.63	6,210.63
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00
(I) Ending Balance	0.00	0.00	37,333,519.93	65,812,508.00	4,821	103,146,027.93	103,146,027.93

(J) Certificate Factor	0.000000%	0.000000%	91.841377%	100.000000%	65.905673%	53.364043%	53.364043%

Notional Principal Balance: Class I
(K) Beginning	72,342,422.80
(L) Reduction	3,971,079.50
(M) Ending	68,371,343.30

Notional Principal Balance: Companion Component
(N) Beginning	34,774,684.63
(O) Reduction	—
(P) Ending	34,774,684.63

B. CASH FLOW RECONCILIATION	TOTALS

(A) CASH WIRED — PRINCIPAL AND INTEREST COLLECTIONS	4,403,244.00
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	8,942.92
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	0.00
1) allocable to principal	209.72
2) allocable to interest	0.00
(D) ADVANCES	3,772.17
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	114,614.73
(G) SPREAD ACCOUNT WITHDRAWAL	0.00
(H) Policy Draw for “I” Interest	0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal	0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal	0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal	0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal	0.00

TOTAL COLLECTIONS	4,530,783.54

C. TRUSTEE DISTRIBUTION	TOTAL

(A) TOTAL CASH FLOW	4,530,783.54
(B) DEPOSIT TO PAYAHEAD	0.00
(C) Indenture Trustee Fee (not to exceed $20,000)	1,833.33
(D) UNRECOVERED INTEREST ADVANCES	5,459.59
(E) SERVICING FEE (DUE AND UNPAID)	89,264.26
(F) Standby Servicing Fee (not to exceed $50,000)	4,016.89
(G) Owner Trustee Fee (not to exceed $25,000)	0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	932.80
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	82,316.25
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	188,662.52
(L) Interest to “I” Certificate Holders, including Overdue	87,413.76
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	654,599.43
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	3,316,480.07
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(Q) Policy Premium and Unreimbursed Draws	30,084.26
(R) Spread Account (up to the Requisite Amount)	0.00
(S) Additional Unpaid Standby Servicing Fee	0.00
(T) Additional Unpaid Indenture Trustee Fee	0.00
(U) Additional Unpaid Owner Trustee Fee	0.00
(V) Interests Advance Recovery Payments	0.00
(W) EXCESS YIELD	69,720.38

BALANCE	0.00

D. SPREAD ACCOUNT	SPREAD
ACCOUNT
(A) BEGINNING BALANCE	6,027,871.25
(B) ADDITIONS TO SPREAD AMOUNT	69,720.38
(C) INTEREST EARNED	9,475.18
(D) DRAWS	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER	229,246.01
(H) ENDING BALANCE	5,877,820.80

(I) REQUIRED BALANCE	5,798,625.24
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER	79,195.56

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: January 25, 2005
For Collection Period: December 31 2004
For Determination Date: January 18, 2005

E. CURRENT RECEIVABLES DELINQUENCY

	NUMBER	BALANCE

# PAYMENT DELINQUENCY
(A) 31-60	28	632,539.58
(B) 61-90	9	195,743.60
(C) TOTAL	37	828,283.18

(D) 90+ days	5	144,208.49

F. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	8	172,422.74
(B) AGGREGATE REPOSSESSIONS	125	3,077,685.07
(C) UNLIQUIDATED REPOSSESSIONS	9	191,658.01

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE		5,024.22
(B) DEPOSIT		0.00
(C) WITHDRAWAL		209.72
(D) ENDING BALANCE		4,814.50

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)
	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	828,283.18	103,146,027.93	0.8030%
(B) 1ST PREVIOUS	734,310.78	107,117,107.43	0.6855%
(C) 2ND PREVIOUS	873,300.33	111,370,309.40	0.7841%
(D) THREE MONTH ROLLING AVERAGE	811,964.76	107,211,148.25	0.7576%

I. CUMULATIVE DEFAULT RATE	MONTH	ORIGINAL POOL	Default Rate %
	BALANCE	BALANCE
(A) Defaulted Receivables (Current Period)	246,036.57
(B) Cumulative Defaulted Receivables (Prior Month)	3,460,840.43
(C) Cumulative Defaulted Receivables (Current Month)	3,706,877.00	193,287,508.00	1.92%

	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	304,291.70
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	114,614.73
(E) Prior Period Adjustment	—
(F) Net Losses current period	189,676.97
(G) Prior Period cumulative net losses	1,803,810.52
(H) Cumulative Net Losses (current period)	1,993,487.49	193,287,508.00	1.03%

(I) Total Defaults	246,036.57
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	123,018.29

(K) Cumulative net losses including 50% of defaults	2,116,505.78	193,287,508.00	1.10%

K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	337,084.81	103,146,027.93	0.33%

L. LOCKBOX TEST	AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)	2,396,686.90	4,430
(B) Total Payments (Current Month)	4,517,858.73	4,989
(C) Lockbox Payment Percentage		88.80%

M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)		50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)		10,045
(C) Monthly BVAC net worth (at least $20MM)		62,768

N. WAC-Weighted Average Coupon		8.6167%
O. WAM-Weighted Average Maturity		59.57

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab
Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		VP, Controller
Bay View Acceptance Corp		Bay View Acceptance Corp